UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                 ___________________________________

                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):

                            June 30, 2004


	             HARRIS & HARRIS GROUP, INC.
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        (Exact name of registrant as specified in its charter)



	New York	         0-11576	              13-3119827
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(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
of incorporation)                                       Identification No.)


                         111 West 57th Street
	               New York, New York  10019
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           (Address of principal executive offices and zip code)


  Registrant's telephone number, including area code: (212) 582-0900
                                                      --------------------


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Item 5.	Other Events.

On June 30, 2004, Harris & Harris Group, Inc. (the
"Company") entered into an Underwriting Agreement with ThinkEquity Partners LLC, as representatives of the underwriters named in Schedule I thereto (the "Underwriting
Agreement"), with respect to the offer and sale by the Company of 3,000,000 shares of common stock, par value
$0.01 per share (the "Common Stock"). The offering of the Common Stock was made under the Company's shelf registration statement on Form N-2 (Registration No. 333-
112862) (the "Registration Statement"), including a related prospectus as supplemented by a Preliminary Prospectus
Supplement dated June 15, 2004 and Prospectus Supplement dated June 30, 2004 which we filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933, as amended.

A copy of the Underwriting Agreement is filed as Exhibit
1.1 to this report. A copy of the Company's press release issued on June 30, 2004 announcing the offering is attached hereto as Exhibit 99.1.

Item 7.	  Financial Statements and Exhibits

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.

                 Exhibit No.		Description

                   1.1          Underwriting Agreement dated
                                June 30, 2004

                   99.1		Press release dated June 30, 2004



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SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	July 1, 2004	        HARRIS & HARRIS GROUP, INC.



                                 By: /s/ Helene B. Shavin
                                     -----------------------
				     Helene B. Shavin
				     Vice President and
                                     Controller


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                             EXHIBIT INDEX

Exhibit No.	Description

 1.1		Underwriting Agreement dated June 30, 2004

 99.1	        Press release dated June 30, 2004





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